UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2004

PAXSON COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13452	59-3212788

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Clearwater Park Road, West Palm Beach, FL 33401-6233

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 659-4122

N/A

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

The following item is furnished as an Exhibit to this Report:

99.1	Press release dated March 30, 2004 announcing the Registrant’s financial results for the fourth quarter and full year ended December 31, 2003 and discussing the restatement of the Registrant’s financial results that was announced on March 15, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 30, 2004, the Registrant announced its financial results for the fourth quarter and full year ended December 31, 2003, which results give effect to the restatement of the Registrant’s financial results that was announced on March 15, 2004. The Registrant has furnished the press release announcing these results and discussing the restatement as Exhibit 99.1 to this Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAXSON COMMUNICATIONS CORPORATION (Registrant)
By:	/s/ Thomas E. Severson, Jr.
Thomas E. Severson, Jr.
Senior Vice President and Chief Financial Officer

Date: March 30, 2004

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